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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) April 20, 1999
                                                         --------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     1-13793                   06-1504091
      --------                     -------                   ----------
(State or other Jurisdiction of   (Commission               (IRS Employer
incorporation or organization)    File Number)              Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)









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ITEM 5.  OTHER EVENTS.
         -------------

      On April 20, 1999, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release announcing the declaration of a cash dividend of $0.05 for the three months ended March 31, 1999 and the establishment of a dividend reinvestment plan.

      A press release announcing the declaration of the dividend and the establishment of the dividend reinvestment plan is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated April 20, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:         April 20, 1999           By: /s/ E. Lee Beard
                                           -------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer



Dated:          April 20, 1999          By: /s/ Patrick J. Owens, Jr.
                                            ------------------------------------
                                            Patrick J. Owens, Jr.
                                            Senior Vice President and
                                             Chief Financial Officer








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